Exhibit (q)

REX ETF Trust

Power of Attorney

Know All Men By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Gregory D. King, Gregory Collett and Robert Rokose (with full power to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of l933 (File No. 333-283221) and the Investment Company Act of l940 (File No. 811-24023), including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above-mentioned acts and remains in effect until revoked or revised.

In Witness Whereof, the undersigned trustee of the above-referenced organization has hereunto set her hand this 30th day of April, 2025.

/s/ Huaxing Lu
Huaxing Lu

State of Florida	)
) SS
County of Miami - Dade	)

On this 30th day of April, 2025, personally appeared before me, a Notary Public in and for said County and State, Huaxing Lu, who is known to me or proved to me on the basis of satisfactory evidence to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

_________________________	/s/ Jack Crane
Notary Public, State of FL	Notary Public

My Commission Expires: June 9, 2026

REX ETF Trust

Power of Attorney

Know All Men By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Gregory D. King, Gregory Collett and Robert Rokose (with full power to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of l933 (File No. 333-283221) and the Investment Company Act of l940 (File No. 811-24023), including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above-mentioned acts and remains in effect until revoked or revised.

In Witness Whereof, the undersigned trustee of the above-referenced organization has hereunto set her hand this 8th day of May, 2025.

/s/ Richard Shorten
Richard Shorten

State of Texas	)
) SS
County of Collin	)

On this 8th day of May, 2025, personally appeared before me, a Notary Public in and for said County and State, Richard Shorten, who is known to me or proved to me on the basis of satisfactory evidence to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

_________________________	/s/ Carlton Epps
Notary Public, State of FL	Notary Public

My Commission Expires: 9/10/2028

REX ETF Trust

Power of Attorney

Know All Men By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Gregory D. King, Gregory Collett and Robert Rokose (with full power to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of l933 (File No. 333-283221) and the Investment Company Act of l940 (File No. 811-24023), including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above-mentioned acts and remains in effect until revoked or revised.

In Witness Whereof, the undersigned trustee of the above-referenced organization has hereunto set her hand this 26th day of April, 2025.

/s/ Ian G. Merrill
Ian G. Merrill

State of New York	)
) SS
County of New York	)

On this 26th day of April, 2025, personally appeared before me, a Notary Public in and for said County and State, Ian G. Merrill, who is known to me or proved to me on the basis of satisfactory evidence to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

_________________________	/s/ Meena M. Gulati
Notary Public, State of FL	Notary Public

My Commission Expires: 07.08.2027